                                                                    EXHIBIT 99.2

                    FIRST AMENDMENT TO FORBEARANCE AGREEMENT


         This FIRST AMENDMENT TO FORBEARANCE AGREEMENT (this "Amendment") is dated as of June 10, 2004, and is entered into among Salton, Inc., a Delaware corporation (the "Parent"), Toastmaster Inc., a Missouri corporation ("Toastmaster"), Salton Toastmaster Logistics LLC, a Delaware limited liability company ("Logistics"; together with the Parent and Toastmaster, collectively, the "Borrowers" and each, individually, a "Borrower"), Home Creations Direct, Ltd., a Delaware corporation ("Home Creations"), Sonex International Corporation, a Delaware corporation ("Sonex"), Icebox, LLC, an Illinois limited liability company ("Icebox"), Family Products Inc., a Delaware corporation ("Family Products"), Salton Holdings, Inc., a Delaware corporation ("Holdings"; together with Home Creations, Sonex, Icebox and Family Products, collectively, the "Guarantors" and each, individually, a "Guarantor"), Wachovia Bank, National Association, as Administrative Agent for the Lenders ("Agent"), and the Lenders signatory hereto.

                                   WITNESSETH:

         WHEREAS, the Borrowers, the Guarantors, Agent, the other agents party thereto and the Lenders party thereto have entered into that certain Credit Agreement dated as of May 9, 2003, as amended by that certain First Amendment to Credit Agreement dated as of February 4, 2004, and that certain Forbearance Agreement and Amendment dated as of May 10, 2004, among the Borrowers, the Guarantors, the Lenders signatory thereto and Agent (as heretofore amended and as otherwise amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Credit Agreement);

         WHEREAS, the Borrowers, the Guarantors, Agent and the Lenders signatory thereto are parties to that that certain Forbearance Agreement and Amendment dated as of May 10, 2004 (the "Forbearance Agreement");

         WHEREAS, the Borrowers have requested that Agent and the Lenders continue to forbear from the exercise of their rights and remedies available under the Credit Agreement as a result of the occurrence of the Existing Default (as defined in the Forbearance Agreement) and the Anticipated Defaults (as defined in the Forbearance Agreement) pursuant to the Forbearance Agreement; and

         WHEREAS, Agent and the Lenders are willing to grant such further forbearance, but only upon the terms and subject to the limitations set forth herein;

         NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Forbearance Agreement as set forth below, and further agree as follows:


                                       1
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         1. Amendments to Section 1 of the Forbearance Agreement.

                  (a) Section 1 of the Forbearance Agreement, Definitions, is hereby modified and amended by deleting the definitions of "Anticipated Default" and "Termination Date" in their respective entirety from Section 1.1 and by substituting the following therefor:

                  "Anticipated Default" means any Event of Default arising from
                  (a) the Borrowers' failure after the date hereof to comply with certain Sections of the Credit Agreement as designated as an "Anticipated Default" on Schedule A hereto for the period specified on Schedule A, (b) the Borrowers' failure to maintain the Consolidated Fixed Charge Coverage Ratio for the Fiscal Month ended June 30, 2004, as required by Section 7.23 of the Credit Agreement and (c) the Borrowers' failure to maintain the US Fixed Charge Coverage Ratio for the Fiscal Month ended June 30, 2004, as required by Section 7.23 of the Credit Agreement; provided, however, that in the event the Termination Date is automatically extended as provided in the definition thereof, "Anticipated Default" shall also include any Event of Default arising from the Borrowers' failure to comply with Section 7.23 of the Credit Agreement prior to the Termination Date.

                  "Termination Date" means the earlier to occur of (a) five p.m. Eastern time on July 12, 2004, or (b) the date upon which an Event of Termination occurs; provided, however, that the Termination Date shall be automatically extended to September 30, 2004, upon (x) no later than June 25, 2004, delivery by the Borrowers to Agent of a signed commitment letter for additional funding (i) in the form of a revolving credit facility providing at least $25,000,000 in gross availability on the date of the closing of such facility or a term loan facility in a gross amount of not less than $25,000,000 and
                  (ii) on terms acceptable to Required Lenders, and (y) payment by the Borrowers to Agent, for the benefit of the Lenders signatory to the First Amendment to Forbearance Agreement according to their Pro Rata Shares, of a non-refundable fee in an amount to be agreed to by the Borrowers and Agent.

                  (b) Section 1 of the Forbearance Agreement, Definitions, is hereby further modified and amended by adding the following definition in the appropriate alphabetical order:

                  "First Amendment to Forbearance Agreement" means that certain First Amendment to Forbearance Agreement dated as of June 10, 2004, among the Borrowers, the Guarantors, Agent and the Lenders signatory thereto.

         2. Amendment to Section 2 of the Forbearance Agreement. Section 2 of the Forbearance Agreement, Agreement to Forbear and Authorization, is hereby modified and amended by adding the following Section 2.3 to the end of Section 2:

                  2.3. Lenders agree that they will not elect to impose the
            Default Rate on the Obligations in connection with the Existing Default and the Anticipated Defaults prior to the Termination Date.

         3. Amendments to Section 4 of the Forbearance Agreement.

            (a) Section 4 of the Forbearance Agreement, Covenants and Agreements, is hereby modified and amended by deleting Section 4.4 in its entirety and by substituting the following therefor:

                  4.4. No Borrower Party shall deposit into escrow with or
            otherwise transfer funds to any trustee for the holders of the Senior Notes prior to the Termination Date for the purpose of making any interest payment when due on the Senior Notes, except that the Parent may make the payment of interest on the Senior Notes which is due and payable on June 15, 2004, so long as (a) no Default or Event of Default (other than the Existing Default and the Anticipated Defaults) has occurred and is continuing, (b) the Borrowers shall have Availability of at least $10,000,000 after making such payment, and (c) on or before the date of such payment, the Borrowers shall have delivered to Agent, in form and substance satisfactory to Agent, a cash flow projection of the Parent relative to the Parent's operations for the succeeding thirteen (13) week period, prepared on a day by day basis and comparing actual results with the cash flow projection for the immediately preceding week, showing that Availability shall remain within margin through July 31, 2004.

            (b) Section 4 of the Forbearance Agreement, Covenants and Agreements, is hereby further modified and amended by deleting Section 4.13 in its entirety and by substituting the following therefor:

                  4.13. The Borrowers hereby acknowledge that Agent has
            established a Reserve (in addition to those Reserves established by Agent prior to April 30, 2004) against Availability in the amount of $10,000,000 in accordance with the terms of the Credit Agreement and that Lenders will remove such Reserve, effective June 11, 2004, subsequent to adjustments to the Borrowing Base as a result of the inventory appraisal and field examination most recently completed at the request of Agent.

            (c) Section 4 of the Forbearance Agreement, Covenants and Agreements, is hereby further modified and amended by adding the following Sections to the end of Section 4:


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


                  4.16. (a) No later than June 25, 2004, the Borrowers shall obtain a signed commitment letter for additional funding (i) in the form of a revolving credit facility providing at least $25,000,000 in gross availability on the date of the closing of such facility or a term loan facility in a gross amount of not less than $25,000,000 and (ii) on terms acceptable to Required Lenders and (b) no later than July 12, 2004, the Borrowers shall have received such additional funding.

                  4.17. No later than June 14, 2004, the Borrowers shall deliver to Agent, in form and substance satisfactory to Agent, a plan to expeditiously liquidate the inventory of the Borrower Parties that is deemed to be excess or obsolete or that is related to discontinued stock keeping units.

                  4.18. No later than June 21, 2004, the Borrowers shall deliver to Agent, in form and substance satisfactory to Agent, a list and summary of the credit facilities of each of the Borrower Parties, their Subsidiaries and Amalgamated Appliance Holding Limited.

                  4.19. No later than June 21, 2004, and on the third Business
            Day of each week thereafter, the Borrowers shall deliver to Agent, in form and substance acceptable to Agent, an update of the consolidated liquidity of the Borrower Parties, their Subsidiaries and Amalgamated Appliance Holding Limited for the immediately preceding week, including, without limitation, foreign cash and availability under the foreign credit facilities of the Borrower Parties, their Subsidiaries and Amalgamated Appliance Holding Limited, designated by location.

                  4.20. No later than June 21, 2004, and on the 21st day of each month thereafter, the Borrowers shall deliver to Agent, in form and substance satisfactory to Agent, an update of expense savings results achieved by the Borrower Parties in the immediately preceding month compared to the budgeted expense reductions of the Borrower Parties for such month.

                  4.21 No later than June 21, 2004, the Borrowers shall deliver to Agent, in form and substance satisfactory to Agent, financial forecasts (to include forecasted consolidated and consolidating balance sheets, income statements and cash flow statements) for the Parent and for the Borrowers as at the end of and for each Fiscal Month for the period from June 1, 2004 through June 30, 2005, including, without limitation, the projected Consolidated Fixed Charge Coverage Ratio and US Fixed Charge Coverage Ratio as of the end of each Fiscal Month during such period.

                  4.22. On the earlier of the Termination Date and the date of receipt by the Borrowers of the additional funding described in
            Section 4.16 hereof, the Borrowers shall pay to Agent, for the benefit of the


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


            Lenders signatory to the First Amendment to Forbearance Agreement according to their Pro Rata Shares, a non-refundable fee in the amount of $343,750. Such fee shall be fully earned on the date of the effectiveness of the First Amendment to Forbearance Agreement.

         4. No other Amendments. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent and the Lenders under the Credit Agreement, the Forbearance Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement, the Forbearance Agreement or any of the other Loan Documents, including, without limitation, the Existing Default or any Anticipated Default. Agent and the Lenders expressly reserve all rights with respect to the Existing Default or any Anticipated Default, subject only to the terms in the Credit Agreement, the Forbearance Agreement, the other Loan Documents and this Amendment. Except for the amendments set forth above, the text of the Forbearance Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower Party hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Forbearance Agreement or a course of dealing with Agent and the Lenders at variance with the Forbearance Agreement such as to require further notice by Agent or the Lenders to require strict compliance with the terms of the Forbearance Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower Party acknowledges and expressly agrees that Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Forbearance Agreement and the other Loan Documents. No Borrower Party has knowledge of any challenge to Agent's or any Lender's claims arising under the Loan Documents or the effectiveness of the Loan Documents.

         5. Conditions Precedent to Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, upon the occurrence of each of the following, to the satisfaction of Agent:

            (a) Agent shall have received counterparts of this Amendment, duly executed and delivered by the Borrower Parties, Agent and Required Lenders, by 3:00 p.m., Eastern time, on June 10, 2004;

            (b) The Borrowers shall have paid all outstanding fees and expenses of Paul, Hastings, Janofsky & Walker LLP, as counsel to Agent, and Capstone Corporate Recovery, LLC, as advisor to Agent's counsel, and any other fees, costs and expenses invoiced to the Borrowers and payable in accordance with the Credit Agreement; and

            (c) Agent shall have received such other documents as Agent may request.

         6. Representations and Warranties of Borrowers. Each Borrower Party represents and warrants to Agent and the Lenders as follows:


            (a) the execution, delivery and performance of this Amendment by such Borrower Party are within its corporate or limited liability company power and have been duly authorized by all necessary corporate or limited liability company action, and this Amendment constitutes a valid and legally binding agreement enforceable against such Borrower Party in accordance with its terms;

            (b) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Borrower Party of this Amendment or any of the Loan Documents, as amended hereby, to which such Borrower Party is or will be a party;

            (c) this Amendment and each of the other Loan Documents to which such Borrower Party is a party, including, without limitation, the Credit Agreement, constitute legal, valid and binding obligations of such Borrower Party, enforceable against such Borrower Party in accordance with the terms thereof; and

            (d) no Default or Event of Default, except for the Existing Default or any Anticipated Default, is existing.

         7. Release. As further consideration to induce Agent and the Lenders to execute, deliver and perform the Forbearance Agreement and this Amendment, and acknowledging that Agent and the Lenders will be specifically relying on the following provisions as a material inducement in entering into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower Party, on behalf of itself and its shareholders and subsidiaries, hereby releases, remises and forever discharges Agent, the Lenders and their agents, servants, employees, directors, officers, attorneys, accountants, consultants, affiliates, representatives, receivers, trustees, subsidiaries, predecessors, successors and assigns (collectively, the "Released Parties") from any and all claims, damages, losses, demands, liabilities, obligations, actions and causes of action whatsoever (whether arising in contract or in tort, and whether at law or in equity), whether known or unknown, matured or contingent, liquidated or unliquidated, in any way arising from, in connection with, or in any way concerning or relating to the Credit Agreement, the other Loan Documents, and/or any dealings with any of the Released Parties in connection with the transactions contemplated by such documents or this Amendment prior to the execution of this Amendment. This release shall be and remain in full force and effect notwithstanding the discovery by any Borrower Party after the date hereof (i) of any new or additional claim against any Released Party, (ii) of any new or additional facts in any way relating to the subject matter of this release, (iii) that any fact relied upon by it was incorrect or (iv) that any representation made by any Released Party was untrue or that any Released Party concealed any fact, circumstance or claim relevant to such Borrower Party's execution of this release; provided, however, this release shall not extend to any claims arising after the execution of this Amendment in connection with the Credit Agreement and the other Loan Documents. Each Borrower Party acknowledges and agrees that this release is intended to, and does, fully, finally and forever release all matters described in this Section 8, notwithstanding the existence or discovery of any such new or additional claims or facts, incorrect facts, misunderstanding of law, misrepresentation or concealment.

         8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission of an adobe file format document (also known as a PDF file) shall be deemed an original signature hereto.

         9. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Forbearance Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Forbearance Agreement, and each reference in the other Loan Documents to "the Forbearance Agreement" "thereunder", "thereof" or words of like import referring to the Forbearance Agreement, shall mean and be a reference to the Forbearance Agreement as amended hereby.

         10. Costs, Expenses and Taxes. The Borrowers shall reimburse Agent and the Lenders, upon demand, for all fees, costs and expenses (including, but not limited to, attorneys' fees and expenses) incurred by Agent and the Lenders, or otherwise due and payable, in connection with this Amendment and the transactions contemplated thereby, including, but not limited to, such fees, costs and expenses incurred in connection with the negotiation, drafting, implementation, administration and enforcement of this Amendment and the other Loan Documents, and the costs and expenses paid or incurred by any Lender Party (as defined in the Forbearance Agreement) (including airfare, hotel, and other travel expenses) to (a) attend any meeting with any Borrower Party, or the agents or representatives of such Borrower Party, (b) obtain any information in connection with, or examine, any of the Collateral or any Borrower Party's operations, affairs or financial condition or (c) otherwise fulfill its obligations with respect to its engagement. Each Borrower hereby acknowledges and agrees that Agent may charge such costs and fees to Borrowers' Loan Account pursuant to the Credit Agreement, which amounts shall constitute Revolving Loans under the Credit Agreement and shall accrue interest at the rate then applicable to Revolving Loans thereunder.

         11. APPLICABLE LAW. THIS AMENDMENT AND THE TRANSACTIONS EVIDENCED HEREBY SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK; PROVIDED THAT AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         12. CONSULTATION WITH COUNSEL. EACH BORROWER PARTY ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY ITS OWN LEGAL COUNSEL IN CONNECTION ITS EXECUTION OF THIS AMENDMENT AND THE LOAN DOCUMENTS, THAT IT HAS EXERCISED INDEPENDENT JUDGMENT WITH RESPECT TO THIS AMENDMENT AND THE LOAN DOCUMENTS, AND THAT IT HAS NOT RELIED ON AGENT OR ANY LENDER OR ON AGENT'S OR ANY LENDER'S COUNSEL FOR ANY ADVICE WITH RESPECT TO THIS AMENDMENT OR THE LOAN DOCUMENTS.

         13. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.


            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above, by their respective duly authorized officers.


                                             AGENT AND LENDERS:
                                             WACHOVIA BANK, NATIONAL ASSOCIATION
                                             as Agent and a Lender


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------


                                             BANK OF AMERICA, N.A., as a Lender


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------


                                             BANK ONE, NA, as a Lender


                                             By:
                                             Its:


                                             FLEET CAPITAL CORPORATION, as a
                                             Lender


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------


                                             THE CIT GROUP/COMMERCIAL SERVICES,
                                             INC., as a Lender


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------



                    [Signatures continue on following page.]



FIRST AMENDMENT TO FORBEARANCE AGREEMENT

                   [Signatures continued from previous page.]


                                             PNC BANK, NATIONAL ASSOCIATION,
                                             as a Lender


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------


                                             U.S. BANK NATIONAL ASSOCIATION, as
                                             a Lender


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------


                                             COMERICA BANK, as a Lender



                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------

                                             LEHMAN COMMERCIAL PAPER INC., as
                                             a Lender


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------


                                             BANKNORTH, N.A., as a Lender


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------



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FIRST AMENDMENT TO FORBEARANCE AGREEMENT

                   [Signatures continued from previous page.]


                                             CREDIT SUISSE FIRST BOSTON,
                                             ACTING THROUGH ITS CAYMAN
                                             ISLANDS BRANCH, as a Lender


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------

                                             HSBC BANK USA, as a Lender


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------

                                             FIRST NATIONAL BANK AND TRUST
                                             COMPANY, as a Lender


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------

                                             RZB FINANCE LLC, as a Lender


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------



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FIRST AMENDMENT TO FORBEARANCE AGREEMENT

                   [Signatures continued from previous page.]


                                             BORROWERS:

                                             SALTON, INC., a Delaware
                                             corporation


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------


                                             TOASTMASTER INC., a Missouri
                                             corporation


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------


                                             SALTON TOASTMASTER LOGISTICS LLC,
                                             a Delaware limited liability
                                             company


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------


                                             GUARANTORS:

                                             HOME CREATIONS DIRECT, LTD.,
                                             a Delaware corporation


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------



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FIRST AMENDMENT TO FORBEARANCE AGREEMENT

                   [Signatures continued from previous page.]


                                             SONEX INTERNATIONAL CORPORATION,
                                             a Delaware corporation


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------


                                             ICEBOX, LLC, an Illinois limited
                                             liability company


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------


                                             FAMILY PRODUCTS INC., a Delaware
                                             corporation


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------


                                             SALTON HOLDINGS, INC., a
                                             Delaware corporation


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------



                    [Signatures continue on following page.]



FIRST AMENDMENT TO FORBEARANCE AGREEMENT